UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


FORM N-CSR


CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES


Investment Company Act file number 811-9651
                                   811-9735

Name of Fund:  Merrill Lynch Focus Twenty Fund, Inc.
               Master Focus Twenty Trust

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service: Terry K. Glenn, President, Merrill Lynch Focus Twenty Fund, Inc., 800 Scudders Mill Road,
Plainsboro, NJ,  08536.  Mailing address:  P.O. Box 9011, Princeton,
NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 11/30/03

Date of reporting period: 12/01/02 - 05/31/03

Item 1 - Attach shareholder report



(BULL LOGO)
Merrill Lynch Investment Managers


Semi-Annual Report
May 31, 2003


Merrill Lynch
Focus Twenty
Fund, Inc.


www.mlim.ml.com


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) on www.mutualfunds.ml.com; and
(3) on the Securities and Exchange Commission's website at http://www.sec.gov.



Merrill Lynch Focus Twenty Fund, Inc.
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper



MERRILL LYNCH FOCUS TWENTY FUND, INC.


DEAR SHAREHOLDER


Effective April 14, 2003, the share class names for the Merrill Lynch family of mutual funds were changed to be consistent with the standard share classes of most other mutual fund families. As of that date, all Class A Shares were redesignated Class I Shares. At the same time, Class D Shares were redesignated Class A Shares. There are no changes to the Class B or Class C share class labels. Trading symbols have not changed nor have current eligibility rules or pricing structures. This redesignation of share classes does not impact your investment in any way.

Investment Review
Merrill Lynch Focus Twenty Fund, Inc. completed its sixth full semi-annual reporting period on May 31, 2003. In many ways, this report represents a trend change, in that it is the first time since the Fund's inception that we are able to report to our shareholders that the market and the Fund delivered positive returns over the six-month reporting period. The equity market, as measured by the unmanaged Standard & Poor's 500 (S&P 500 R) Index, returned +3.87% for the six months ended May 31, 2003. While this is a far cry from the impressive returns the markets delivered during the late 1990s, it is a welcome change when placed in the context of the market returns over the past three years. Nonetheless, the equity investing environment continued to be a challenging one over the past six months. Market swings during the period were large, with much of the volatility caused by the political and economic uncertainty created by the war in Iraq.

For the six-month period ended May 31, 2003, Merrill Lynch Focus Twenty Fund's Class A, Class B, Class C and Class I Shares had total returns of +7.09%, +7.26%, +7.26% and +7.03%, respectively. This compares favorably to the return of the Fund's unmanaged benchmark, the S&P 500 Barra Growth Index, which posted a return of +2.16% for the same period. The NASDAQ Composite Index, which is exposed to many of the same types of companies as the Fund, returned +7.92% for the same six-month period.


Investment Environment
January and February 2003 were down months for the equity market.
The sell-off continued into early March, but the market rallied later in the month as it became certain that U.S. forces would enter Iraq.

The S&P 500 Index recovered considerably from its March lows, appreciating 20.79% from March 11, 2003 through May 31, 2003, as investors began to focus on improving corporate earnings and the amount of economic stimulus being released into the economy. The backdrop for equities brightened as the President, Congress and the Federal Reserve Board, all concerned about subpar economic growth, acted to improve macroeconomic fundamentals and stave off a potential bout with deflation.

From a fiscal perspective, a $350 billion round of tax cuts was approved by Congress and the federal budget deficit is expected to reach as much as $400 billion in 2003. On the monetary front, the Federal Reserve Board signaled that it remained ready to rouse the economy with further interest rate cuts. Late in the period, Federal Reserve Board Chairman Alan Greenspan stated that, with the federal funds rate rapidly approaching zero, the Federal Reserve Board may need to find alternative ways, such as open market bond purchases, to stimulate the economy. Finally, Treasury Secretary John Snow managed to reposition the U.S. dollar, which depreciated by 18.52% relative to the euro over the past six months, adding another layer of stimulus to the U.S. economy.



Merrill Lynch Focus Twenty Fund, Inc., May 31, 2003


As the investment environment gradually improved, so did the performance of our stock selection discipline, which we call "earnings momentum." The stock selection metrics that drive our process (upward earnings revision, earnings surprise and relative strength) showed improved performance after several exceedingly difficult years. In fact, the data we track indicated that the early part of 2003 represented the best period for the earnings momentum style in almost three years. As discussed in past reports to shareholders, our selection metrics, which have predicted strong stock outperformance over the long term, have been disappointing since the March 2000 market peak. While we saw some improvement in our selection metrics in 2002, the Fund's performance remained poor because aggressive growth stocks significantly underperformed the broader market. Thus far in 2003, large growth stocks have continued to underperform large value stocks. However, within the growth stock category, the stocks with the highest rates of expected growth have been doing well. While recent results are encouraging, the path of improvement has been and will continue to be gradual and jagged at best.


Portfolio Matters
The Fund's focused investment style paid dividends as our stock picks outperformed in eight of the nine Morgan Stanley Capital International sectors where we had holdings. The portfolio was heavily overweight in the best-performing sector, energy. Because our portfolio focuses on companies with high rates of earnings growth, we typically do not have many holdings in consumer staples, financials and materials--three of the six sectors that outperformed the overall index. However, our favorable stock selection helped the portfolio outperform the benchmark nonetheless.

Our best-performing holdings during the period were Monster Worldwide, Inc., Nokia Corporation, AT&T Wireless Services, Inc., Comverse Technology, Inc. and Amgen Inc. Monster Worldwide delivered a positive surprise when it reported its March quarter and completed a spin-off of several money-losing businesses. The result was strong upward earnings revisions. AT&T Wireless's revenue growth is slowing, but because the cost of adding new subscribers is high for wireless telecommunications service providers, this slower top-line growth means earnings and cash-flow growth are accelerating. In addition, the company continues to improve its operating margins, driving earnings higher.

Stocks that disappointed during the period included Microsoft Corporation, Clear Channel Communications, Inc. and Accredo Health, Incorporated. Microsoft's revenue growth slowed given difficult year-over-year comparisons with the strong revenue growth generated from several product upgrades and its successful subscription licensing program. In addition, some of Microsoft's poor performance was undoubtedly a result of its strong outperformance during the past few years. We continue to like Microsoft's positioning in what we view as a consolidating industry. Microsoft continued to take share from Unix in the corporate data center and will benefit from some of the intellectual property concerns surrounding the Linux operating system. Clear Channel stock suffered as concerns surfaced about how the hostilities in the Middle East would impact advertising revenue. The stock recovered after the conflict ended, but never regained the price level it enjoyed in late November 2002. We sold the stock because it was a play on economic recovery, and the U.S. economy has now benefited from positive economic growth for seven quarters. Consolidation in the radio industry has largely run its course, and we believe the sector will grow more slowly in the future. The reduced opportunity for growth has created more competition, and many radio executives have spoken of increased price competition within the sector.



Merrill Lynch Focus Twenty Fund, Inc., May 31, 2003


As always, all of our portfolio changes were based on bottom-up fundamentals. That is, we focused on the attributes of individual stocks rather than on trends within specific sectors or the overall economy. Our core belief is that earnings drive stock prices, therefore we strive to invest in a collection of companies that we believe are growing earnings faster than our benchmark. As we see opportunities to upgrade the holdings in the portfolio, we will continue to do so.


Investment Outlook
Moving into the second half of 2003, the portfolio continues to have large positions, relative to the benchmark index, in technology and energy. Our observations indicate that earnings revisions in these sectors are significantly stronger than revisions for the market as a whole. Historically, technology revisions have been somewhat seasonal, therefore we are working diligently to ascertain whether these revisions signal a longer-term pickup or merely calendar-based strength. Where we see signs of deterioration, our strategy is to strive to quickly secure profits.


In Conclusion
We are encouraged by this period's results and remain hopeful that the investing environment will continue to improve. The Fund team is working diligently in seeking to recover from the long market downturn. We know this will be a long and arduous process, with many bumps along the way, but we believe we are up to the challenge.

We thank you for your continued support of Merrill Lynch Focus
Twenty Fund, Inc. during a period of unprecedented complexity, and we look forward to updating you on our progress in our upcoming annual report to shareholders.


Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director/Trustee



(Michael S. Hahn)
Michael S. Hahn
Vice President and Portfolio Manager



June 19, 2003



Merrill Lynch Focus Twenty Fund, Inc., May 31, 2003


PERFORMANCE DATA


About Fund Performance


Effective April 14, 2003, Class A Shares were redesignated Class I Shares and Class D Shares were redesignated Class A Shares.
Investors are able to purchase shares of the Fund through multiple pricing alternatives:

* Class A Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

* Effective June 1, 2001, Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. All Class B Shares purchased prior to June 1, 2001 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class I Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class I Shares are available only to eligible investors.

None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.




Recent Performance Results

                                                   6-Month         12-Month      Since Inception
As of May 31, 2003                               Total Return    Total Return      Total Return
ML Focus Twenty Fund, Inc. Class A Shares*           +7.09%         -13.38%            -86.40%
ML Focus Twenty Fund, Inc. Class B Shares*           +7.26          -13.64             -86.70
ML Focus Twenty Fund, Inc. Class C Shares*           +7.26          -13.64             -86.70
ML Focus Twenty Fund, Inc. Class I Shares*           +7.03          -13.29             -86.30
Standard & Poor's 500 Index**                        +3.87          - 8.06             -28.37
Standard & Poor's Barra Growth Index***              +2.16          - 7.57             -45.47
NASDAQ Composite Index****                           +7.92          - 1.23             -65.10

*Investment results shown do not reflect sales charges; results would be lower if a sales charge were included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's inception date is 3/03/00.
**This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly
NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues. Since inception total return is from 3/03/00.
***This unmanaged broad-based Index is a capitalization-weighted index of all the stocks in the Standard & Poor's 500 Index that have higher price-to-book ratios. Since inception total return is from 3/31/00.
****This unmanaged broad-based Index is comprised of common stocks.
Since inception total return is from 3/31/00.



Merrill Lynch Focus Twenty Fund, Inc., May 31, 2003


PERFORMANCE DATA (concluded)


Average Annual Total Return


                                   % Return Without   % Return With
                                     Sales Charge     Sales Charge**
Class A Shares*

One Year Ended 5/31/03                    -13.38%        -17.92%
Inception (3/03/00)
through 5/31/03                           -45.94         -46.83

*Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



                                        % Return         % Return
                                       Without CDSC    With CDSC**
Class B Shares*

One Year Ended 5/31/03                    -13.64%        -17.09%
Inception (3/03/00)
through 5/31/03                           -46.31         -46.81

*Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
**Assuming payment of applicable contingent deferred sales charge.



                                         % Return        % Return
                                       Without CDSC    With CDSC**
Class C Shares*

One Year Ended 5/31/03                    -13.64%        -14.50%
Inception (3/03/00)
through 5/31/03                           -46.31         -46.31

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
**Assuming payment of applicable contingent deferred sales charge.



                                   % Return Without   % Return With
                                     Sales Charge     Sales Charge**
Class I Shares*

One Year Ended 5/31/03                    -13.29%        -17.84%
Inception (3/03/00)
through 5/31/03                           -45.82         -46.71

*Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



Merrill Lynch Focus Twenty Fund, Inc., May 31, 2003


FINANCIAL INFORMATION

Statement of Assets and Liabilities                                                   Merrill Lynch Focus Twenty Fund, Inc.
                  As of May 31, 2003
Assets:           Investment in Master Focus Twenty Trust, at value
                  (identified cost--$167,261,383)                                                            $  181,798,661
                  Prepaid registration fees and other assets                                                         23,820
                                                                                                             --------------
                  Total assets                                                                                  181,822,481
                                                                                                             --------------

Liabilities:      Payables:
                     Other affiliates                                                       $      298,231
                     Distributor                                                                   112,971
                     Administrator                                                                  33,534          444,736
                                                                                            --------------
                  Accrued expenses                                                                                   99,019
                                                                                                             --------------
                  Total liabilities                                                                                 543,755
                                                                                                             --------------

Net Assets:       Net assets                                                                                 $  181,278,726
                                                                                                             ==============

Net Assets        Class A Shares of Common Stock, $.10 par value, 100,000,000 shares
Consist of:       authorized                                                                                 $    1,294,557
                  Class B Shares of Common Stock, $.10 par value, 300,000,000 shares
                  authorized                                                                                      6,547,397
                  Class C Shares of Common Stock, $.10 par value, 300,000,000 shares
                  authorized                                                                                      3,870,771
                  Class I Shares of Common Stock, $.10 par value, 100,000,000 shares
                  authorized                                                                                      1,851,981
                  Paid-in capital in excess of par                                                            1,775,538,168
                  Accumulated investment loss--net                                          $  (1,895,437)
                  Accumulated realized capital losses on investments from the Trust--net   (1,620,465,989)
                  Unrealized appreciation on investments from the Trust--net                    14,537,278
                                                                                            --------------
                  Total accumulated losses--net                                                             (1,607,824,148)
                                                                                                             --------------
                  Net assets                                                                                 $  181,278,726
                                                                                                             ==============

Net Asset Value:  Class A--Based on net assets of $17,640,009 and 12,945,574 shares
                           outstanding                                                                       $         1.36
                                                                                                             ==============
                  Class B--Based on net assets of $86,873,469 and 65,473,969 shares
                           outstanding                                                                       $         1.33
                                                                                                             ==============
                  Class C--Based on net assets of $51,315,774 and 38,707,706 shares
                           outstanding                                                                       $         1.33
                                                                                                             ==============
                  Class I--Based on net assets of $25,449,474 and 18,519,808 shares
                           outstanding                                                                       $         1.37
                                                                                                             ==============


See Notes to Financial Statements.



Merrill Lynch Focus Twenty Fund, Inc., May 31, 2003


FINANCIAL INFORMATION (continued)


Statement of Operations                                                               Merrill Lynch Focus Twenty Fund, Inc.

                  For the Six Months Ended May 31, 2003
Investment        Net investment income allocated from the Trust:
Income from the      Dividends (net of $24,081 foreign withholding tax)                                      $      487,100
Trust--Net:          Interest                                                                                        52,733
                     Securities lending--net                                                                         28,595
                     Expenses                                                                                     (638,484)
                                                                                                             --------------
                  Net investment loss from the Trust                                                               (70,056)
                                                                                                             --------------

Expenses:         Account maintenance and distribution fees--Class B                        $      412,194
                  Transfer agent fees--Class B                                                     391,998
                  Account maintenance and distribution fees--Class C                               244,071
                  Transfer agent fees--Class C                                                     240,827
                  Administration fees                                                              213,409
                  Transfer agent fees--Class I                                                      91,979
                  Professional fees                                                                 87,202
                  Transfer agent fees--Class A                                                      67,459
                  Printing and shareholder reports                                                  32,286
                  Account maintenance fees--Class A                                                 20,881
                  Registration fees                                                                 16,815
                  Other                                                                              6,260
                                                                                            --------------
                  Total expenses                                                                                  1,825,381
                                                                                                             --------------
                  Investment loss--net                                                                          (1,895,437)
                                                                                                             --------------

Realized &        Realized gain on investments from the Trust--net                                               14,093,668
Unrealized        Change in unrealized appreciation on investments from the Trust--net                          (1,377,744)
Gain (Loss)                                                                                                  --------------
from the          Total realized and unrealized gain from the Trust--net                                         12,715,924
Trust--Net:                                                                                                  --------------
                  Net Increase in Net Assets Resulting from Operations                                       $   10,820,487
                                                                                                             ==============


See Notes to Financial Statements.



Statements of Changes in Net Assets                                                   Merrill Lynch Focus Twenty Fund, Inc.

                                                                                              For the Six        For the
                                                                                              Months Ended      Year Ended
                                                                                                May 31,        November 30,
Increase (Decrease) in Net Assets:                                                                2003             2002
Operations:       Investment loss--net                                                      $  (1,895,437)   $  (7,146,248)
                  Realized gain (loss) on investments from the Trust--net                       14,093,668    (153,141,281)
                  Change in unrealized appreciation/depreciation on investments from
                  the Trust--net                                                               (1,377,744)       20,901,667
                                                                                            --------------   --------------
                  Net increase (decrease) in net assets resulting from operations               10,820,487    (139,385,862)
                                                                                            --------------   --------------

Capital Share     Net decrease in net assets derived from capital share transactions          (24,438,581)     (92,937,998)
Transactions:                                                                               --------------   --------------

Net Assets:       Total decrease in net assets                                                (13,618,094)    (232,323,860)
                  Beginning of period                                                          194,896,820      427,220,680
                                                                                            --------------   --------------
                  End of period*                                                            $  181,278,726   $  194,896,820
                                                                                            ==============   ==============

                  *Accumulated investment loss--net                                         $  (1,895,437)               --
                                                                                            ==============   ==============


See Notes to Financial Statements.



Merrill Lynch Focus Twenty Fund, Inc., May 31, 2003


FINANCIAL INFORMATION (continued)

Financial Highlights                                                                  Merrill Lynch Focus Twenty Fund, Inc.

                                                                                           Class A++++++++

The following per share data and ratios have been derived                 For the Six          For the           For the
from information provided in the financial statements.                       Months              Year             Period
                                                                             Ended              Ended        Mar. 3, 2000++
                                                                            May 31,          November 30,      to Nov. 30,
Increase (Decrease) in Net Asset Value:                                       2003         2002         2001        2000
Per Share         Net asset value, beginning of period                    $     1.27   $     1.99   $     6.23   $    10.00
Operating                                                                 ----------   ----------   ----------   ----------
Performance:      Investment loss--net                                    (.01)+++++   (.03)+++++        (.03)        (.05)
                  Realized and unrealized gain (loss) on investments
                  from the Trust--net                                            .10        (.69)       (4.21)       (3.72)
                                                                          ----------   ----------   ----------   ----------
                  Total from investment operations                               .09        (.72)       (4.24)       (3.77)
                                                                          ----------   ----------   ----------   ----------
                  Net asset value, end of period                          $     1.36   $     1.27   $     1.99   $     6.23
                                                                          ==========   ==========   ==========   ==========

Total Investment  Based on net asset value per share                        7.09%+++     (36.18%)     (68.06%)  (37.70%)+++
Return:**                                                                 ==========   ==========   ==========   ==========

Ratios to         Expenses++++                                                2.22%*        2.12%        1.38%       1.36%*
Average                                                                   ==========   ==========   ==========   ==========
Net Assets:       Investment loss--net                                      (1.56%)*      (1.87%)       (.95%)      (.79%)*
                                                                          ==========   ==========   ==========   ==========

Supplemental      Net assets, end of period (in thousands)                $   17,640   $   18,664   $   43,576   $  120,310
Data:                                                                     ==========   ==========   ==========   ==========
                  Portfolio turnover of the Trust                            137.75%      275.69%      137.66%       62.85%
                                                                          ==========   ==========   ==========   ==========



                                                                                               Class B

The following per share data and ratios have been derived                 For the Six          For the           For the
from information provided in the financial statements.                       Months              Year             Period
                                                                             Ended              Ended        Mar. 3, 2000++
                                                                            May 31,          November 30,      to Nov. 30,
Increase (Decrease) in Net Asset Value:                                       2003         2002         2001        2000
Per Share         Net asset value, beginning of period                    $     1.24   $     1.96   $     6.19   $    10.00
Operating                                                                 ----------   ----------   ----------   ----------
Performance:      Investment loss--net                                    (.01)+++++   (.04)+++++        (.06)        (.08)
                  Realized and unrealized gain (loss) on investments
                  from the Trust--net                                            .10        (.68)       (4.17)       (3.73)
                                                                          ----------   ----------   ----------   ----------
                  Total from investment operations                               .09        (.72)       (4.23)       (3.81)
                                                                          ----------   ----------   ----------   ----------
                  Net asset value, end of period                          $     1.33   $     1.24   $     1.96   $     6.19
                                                                          ==========   ==========   ==========   ==========

Total Investment  Based on net asset value per share                        7.26%+++     (36.73%)     (68.34%)  (38.10%)+++
Return:**                                                                 ==========   ==========   ==========   ==========

Ratios to         Expenses++++                                                3.12%*        2.98%        2.18%       2.13%*
Average                                                                   ==========   ==========   ==========   ==========
Net Assets:       Investment loss--net                                      (2.45%)*      (2.72%)      (1.75%)     (1.56%)*
                                                                          ==========   ==========   ==========   ==========

Supplemental      Net assets, end of period (in thousands)                $   86,873   $   94,834   $  213,058   $  631,827
Data:                                                                     ==========   ==========   ==========   ==========
                  Portfolio turnover of the Trust                            137.75%      275.69%      137.66%       62.85%
                                                                          ==========   ==========   ==========   ==========

*Annualized.
**Total investment returns exclude the effects of sales charges.
++Commencement of operations.
++++Includes the Fund's share of the Trust's allocated expenses.
+++Aggregate total investment return.
+++++Based on average shares outstanding.
++++++++Effective April 14, 2003, Class D Shares were redesignated
Class A Shares.

See Notes to Financial Statements.



Merrill Lynch Focus Twenty Fund, Inc., May 31, 2003


FINANCIAL INFORMATION (concluded)


Financial Highlights (concluded)                                                      Merrill Lynch Focus Twenty Fund, Inc.

                                                                                               Class C

The following per share data and ratios have been derived                 For the Six          For the           For the
from information provided in the financial statements.                       Months              Year             Period
                                                                             Ended              Ended        Mar. 3, 2000++
                                                                            May 31,          November 30,      to Nov. 30,
Increase (Decrease) in Net Asset Value:                                       2003         2002         2001        2000
Per Share         Net asset value, beginning of period                    $     1.24   $     1.96   $     6.19   $    10.00
Operating                                                                 ----------   ----------   ----------   ----------
Performance:      Investment loss--net                                    (.01)+++++   (.04)+++++        (.06)        (.08)
                  Realized and unrealized gain (loss) on investments
                  from the Trust--net                                            .10        (.68)       (4.17)       (3.73)
                                                                          ----------   ----------   ----------   ----------
                  Total from investment operations                               .09        (.72)       (4.23)       (3.81)
                                                                          ----------   ----------   ----------   ----------
                  Net asset value, end of period                          $     1.33   $     1.24   $     1.96   $     6.19
                                                                          ==========   ==========   ==========   ==========

Total Investment  Based on net asset value per share                        7.26%+++     (36.73%)     (68.34%)  (38.10%)+++
Return:**                                                                 ==========   ==========   ==========   ==========

Ratios to         Expenses++++                                                3.15%*        3.01%        2.19%       2.15%*
Average                                                                   ==========   ==========   ==========   ==========
Net Assets:       Investment loss--net                                      (2.49%)*      (2.75%)      (1.76%)     (1.58%)*
                                                                          ==========   ==========   ==========   ==========

Supplemental      Net assets, end of period (in thousands)                $   51,316   $   56,512   $  127,506   $  378,948
Data:                                                                     ==========   ==========   ==========   ==========
                  Portfolio turnover of the Trust                            137.75%      275.69%      137.66%       62.85%
                                                                          ==========   ==========   ==========   ==========




                                                                                           Class I++++++++

The following per share data and ratios have been derived                 For the Six          For the           For the
from information provided in the financial statements.                       Months              Year             Period
                                                                             Ended              Ended        Mar. 3, 2000++
                                                                            May 31,          November 30,      to Nov. 30,
Increase (Decrease) in Net Asset Value:                                       2003         2002         2001        2000
Per Share         Net asset value, beginning of period                    $     1.28   $     2.00   $     6.24   $    10.00
Operating                                                                 ----------   ----------   ----------   ----------
Performance:      Investment loss--net                                    (.01)+++++   (.03)+++++        (.02)        (.02)
                  Realized and unrealized gain (loss) on investments
                  from the Trust--net                                            .10        (.69)       (4.22)       (3.74)
                                                                          ----------   ----------   ----------   ----------
                  Total from investment operations                               .09        (.72)       (4.24)       (3.76)
                                                                          ----------   ----------   ----------   ----------
                  Net asset value, end of period                          $     1.37   $     1.28   $     2.00   $     6.24
                                                                          ==========   ==========   ==========   ==========

Total Investment  Based on net asset value per share                        7.03%+++     (36.00%)     (67.95%)  (37.60%)+++
Return:**                                                                 ==========   ==========   ==========   ==========

Ratios to         Expenses++++                                                1.97%*        1.90%        1.13%       1.12%*
Average                                                                   ==========   ==========   ==========   ==========
Net Assets:       Investment loss--net                                      (1.31%)*      (1.64%)       (.72%)      (.57%)*
                                                                          ==========   ==========   ==========   ==========

Supplemental      Net assets, end of period (in thousands)                $   25,450   $   24,887   $   43,081   $   55,306
Data:                                                                     ==========   ==========   ==========   ==========
                  Portfolio turnover of the Trust                            137.75%      275.69%      137.66%       62.85%
                                                                          ==========   ==========   ==========   ==========


*Annualized.
**Total investment returns exclude the effects of sales charges.
++Commencement of operations.
++++Includes the Fund's share of the Trust's allocated expenses.
+++Aggregate total investment return.
+++++Based on average shares outstanding.
++++++++Effective April 14, 2003, Class A Shares were redesignated
Class I Shares.

See Notes to Financial Statements.



Merrill Lynch Focus Twenty Fund, Inc., May 31, 2003


NOTES TO FINANCIAL STATEMENTS


Merrill Lynch Focus Twenty Fund, Inc.


1. Significant Accounting Policies:
Merrill Lynch Focus Twenty Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Fund seeks to achieve its investment objective by investing all of its assets in the Master Focus Twenty Trust (the "Trust"), which has the same investment objective as the Fund. The value of the Fund's investment in the Trust reflects the Fund's proportionate interest in the net assets of the Trust. The performance of the Fund is directly affected by the performance of the Trust. The financial statements of the Trust, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The percentage of the Trust owned by the Fund at May 31, 2003 was 97.9%. The Fund offers multiple classes of shares. Effective April 14, 2003, Class A Shares were redesignated Class I Shares and Class D Shares were redesignated Class A Shares. The Fund's financial statements and financial highlights contained within this report reflect the new share class redesignation. Shares of Class A and Class I are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B and Class C Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--The Fund records its investment in the Trust at fair value. Valuation of securities held by the Trust is discussed in Note 1a of the Trust's Notes to Financial Statements, which is included elsewhere in this report.

(b) Investment income and expenses--The Fund records daily its proportionate share of the Trust's income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(f) Investment transactions--Investment trans-actions in the Trust are accounted for on a trade date basis.


2. Transactions with Affiliates:
The Fund has entered into an Administration Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), a wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund pays a monthly fee at an annual rate of .25% of the Fund's average daily net assets for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund.



Merrill Lynch Focus Twenty Fund, Inc., May 31, 2003


Merrill Lynch Focus Twenty Fund, Inc.


The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc. Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                               Account        Distribution
                           Maintenance Fee        Fee

Class A                          .25%              --
Class B                          .25%             .75%
Class C                          .25%             .75%


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of
ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B and Class C shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended May 31, 2003, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class I Shares as follows:

                                   FAMD          MLPF&S

Class A                            $832         $14,161
Class I                            $ 17         $   366


For the six months ended May 31, 2003, MLPF&S received contingent deferred sales charges of $208,188 and $2,663 relating to transactions in Class B and Class C Shares, respectively.

Financial Data Services, Inc. ("FDS"), an indirect, wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, FAMD, FDS and/or ML & Co.


3. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions was $24,438,581 and $92,937,998 for the six months ended May 31, 2003 and the year ended November 30, 2002, respectively.

Transactions in capital shares for each class were as follows:



Class A Shares for the Six                                Dollar
Months Ended May 31, 2003++              Shares           Amount

Shares sold                              527,986     $      639,514
Automatic conversion of shares           236,027            284,915
                                  --------------     --------------
Total issued                             764,013            924,429
Shares redeemed                      (2,563,511)        (3,075,719)
                                  --------------     --------------
Net decrease                         (1,799,498)     $  (2,151,290)
                                  ==============     ==============

++Effective April 14, 2003, Class D Shares were redesignated Class A
Shares.



Class A Shares for the Year                               Dollar
Ended November 30, 2002++                Shares           Amount

Shares sold                            3,304,742     $    5,634,380
Automatic conversion of shares           744,778          1,201,839
                                  --------------     --------------
Total issued                           4,049,520          6,836,219
Shares redeemed                     (11,203,761)       (17,398,565)
                                  --------------     --------------
Net decrease                         (7,154,241)     $ (10,562,346)
                                  ==============     ==============

++Effective April 14, 2003, Class D Shares were redesignated Class A
Shares.



Class B Shares for the Six                                Dollar
Months Ended May 31, 2003                Shares           Amount

Shares sold                            1,051,766     $    1,241,285
Automatic conversion of shares         (242,207)          (284,915)
Shares redeemed                     (11,930,811)       (13,961,761)
                                  --------------     --------------
Net decrease                        (11,121,252)     $ (13,005,391)
                                  ==============     ==============



Class B Shares for the Year                               Dollar
Ended November 30, 2002                  Shares           Amount

Shares sold                            6,906,098     $   11,455,933
Automatic conversion of shares         (758,577)        (1,201,839)
Shares redeemed                     (38,130,354)       (59,129,959)
                                  --------------     --------------
Net decrease                        (31,982,833)     $ (48,875,865)
                                  ==============     ==============



Merrill Lynch Focus Twenty Fund, Inc., May 31, 2003


NOTES TO FINANCIAL STATEMENTS (concluded)


Merrill Lynch Focus Twenty Fund, Inc.



Class C Shares for the Six                                Dollar
Months Ended May 31, 2003                Shares           Amount

Shares sold                            1,083,021     $    1,291,560
Shares redeemed                      (8,049,434)        (9,366,736)
                                  --------------     --------------
Net decrease                         (6,966,413)     $  (8,075,176)
                                  ==============     ==============



Class C Shares for the Year                               Dollar
Ended November 30, 2002                  Shares           Amount

Shares sold                            5,710,859     $    9,222,107
Shares redeemed                     (25,035,199)       (39,420,507)
                                  --------------     --------------
Net decrease                        (19,324,340)     $ (30,198,400)
                                  ==============     ==============



Class I Shares for the Six                                Dollar
Months Ended May 31, 2003++              Shares           Amount

Shares sold                            3,117,970     $    3,807,787
Shares redeemed                      (4,116,752)        (5,014,511)
                                  --------------     --------------
Net decrease                           (998,782)     $  (1,206,724)
                                  ==============     ==============

++Effective April 14, 2003, Class A Shares were redesignated Class I
Shares.



Class I Shares for the Year                               Dollar
Ended November 30, 2002++                Shares           Amount

Shares sold                            9,883,186     $   15,249,730
Shares redeemed                     (11,922,136)       (18,551,117)
                                  --------------     --------------
Net decrease                         (2,038,950)     $  (3,301,387)
                                  ==============     ==============

++Effective April 14, 2003, Class A Shares were redesignated Class I
Shares.


4. Capital Loss Carryforward:
On November 30, 2002, the Fund had a net capital loss carryforward of $1,622,043,915, of which $246,350,986 expires in 2008,
$1,109,040,883 expires in 2009 and $266,652,046 expires in 2010.
This amount will be available to offset like amounts of any future taxable gains.



Merrill Lynch Focus Twenty Fund, Inc., May 31, 2003


SCHEDULE OF INVESTMENTS                                                                           Master Focus Twenty Trust

                       Shares                                                                                    Percent of
Industry*               Held                         Common Stocks                                    Value      Net Assets
Canada

Biotechnology           94,300  ++Biovail Corporation                                              $    4,398,152      2.4%

                                Total Common Stocks in Canada                                           4,398,152      2.4


United States

Aerospace &            205,700  ++L-3 Communications Holdings, Inc.                                     8,917,095      4.8
Defense

Beverages              167,400  ++Constellation Brands, Inc. (Class A)                                  4,615,218      2.5

Biotechnology          101,300  ++Amgen Inc.                                                            6,555,123      3.5

Commercial              89,300  ++Stericycle, Inc.                                                      3,532,708      1.9
Services &
Supplies

Communications         105,800  ++Avocent Corporation                                                   3,127,448      1.7
Equipment              491,700  ++Comverse Technology, Inc.                                             7,478,757      4.0
                       374,200  ++Polycom, Inc.                                                         4,759,824      2.6
                       218,500  Scientific-Atlanta, Inc.                                                4,302,265      2.3
                                                                                                   --------------   -------
                                                                                                       19,668,294     10.6

Computers &            477,300  Hewlett-Packard Company                                                 9,307,350      5.0
Peripherals

Diversified            102,200  S&P 500 Depositary Receipts (b)                                         9,907,268      5.3
Financial
Services

Energy                 144,100  Schlumberger Limited                                                    7,006,142      3.8
Equipment &
Service

Health Care             93,600  ++Boston Scientific Corporation                                         4,876,560      2.6
Equipment &
Supplies

IT Services             53,800  ++Affiliated Computer Services, Inc. (Class A)                          2,493,092      1.4
                       258,500  ++Amdocs Limited                                                        5,043,335      2.7
                                                                                                   --------------   -------
                                                                                                        7,536,427      4.1

Internet &              37,500  ++eBay Inc.                                                             3,814,125      2.1
Catalog Retail

Leisure                108,500  ++Marvel Enterprises, Inc.                                              2,424,975      1.3
Equipment &
Products

Media                  174,700  ++Comcast Corporation (Class A)                                         5,260,217      2.8
                       140,800  ++EchoStar Communications Corporation (Series A)                        4,728,064      2.6
                        58,600  ++Getty Images, Inc.                                                    2,367,440      1.3
                                                                                                   --------------   -------
                                                                                                       12,355,721      6.7




Merrill Lynch Focus Twenty Fund, Inc., May 31, 2003


SCHEDULE OF INVESTMENTS (continued)                                                               Master Focus Twenty Trust

                       Shares                                                                                    Percent of
Industry*               Held                         Common Stocks                                    Value      Net Assets
United States (concluded)

Pharmaceuticals        100,300  ++Barr Laboratories, Inc.                                          $    5,290,825      2.8%
                        62,000  ++Medicis Pharmaceutical (Class A)                                      3,472,000      1.9
                       161,600  Pfizer Inc.                                                             5,012,832      2.7
                                                                                                   --------------   -------
                                                                                                       13,775,657      7.4

Semiconductors &       137,400  ++Broadcom Corporation (Class A)                                        3,363,552      1.8
Semiconductor
Equipment

Software               415,800  Computer Associates International, Inc.                                 9,010,386      4.9
                       618,100  Microsoft Corporation                                                  15,211,441      8.2
                       357,400  ++Nasdaq-100 Shares (a)                                                10,618,354      5.7
                       108,800  ++VERITAS Software Corporation                                          3,019,200      1.6
                                                                                                   --------------   -------
                                                                                                       37,859,381     20.4

Thrifts &               63,900  Countrywide Credit Industries, Inc.                                     4,706,235      2.5
Mortgage
Finance

Wireless               759,500  ++AT&T Wireless Services Inc.                                           5,901,315      3.2
Telecommunication
Services
                                Total Common Stocks in the United States                              166,123,146     89.5


                                Total Investments in Common Stocks
                                (Cost--$155,450,571)                                                  170,521,298     91.9




                                                 Short-Term Securities
                    15,347,115  Merrill Lynch Premier Institutional Fund (c)(d)                        15,347,115      8.3



                     Beneficial
                      Interest
                   $10,704,335  Merrill Lynch Liquidity Series, LLC Cash Sweep Series I (c)            10,704,335      5.8
                    28,501,785  Merrill Lynch Liquidity Series, LLC Money Market
                                Series (c)(d)                                                          28,501,785     15.3
                                                                                                   --------------   -------
                                                                                                       39,206,120     21.1



                        Face
                       Amount
U.S. Government                 U.S. Treasury Bills:
Obligations**      $ 2,750,000     1.12% due 7/24/2003                                                  2,745,380      1.5
                     2,750,000     1.08% due 8/28/2003                                                  2,742,616      1.4
                                                                                                   --------------   -------
                                                                                                        5,487,996      2.9

                                Total Investments in Short-Term Securities
                                (Cost--$60,041,272)                                                    60,041,231     32.3




Merrill Lynch Focus Twenty Fund, Inc., May 31, 2003


SCHEDULE OF INVESTMENTS (concluded)                                                               Master Focus Twenty Trust

                   Shares Subject                                                                                Percent of
                     to Options                          Issue                                        Value      Net Assets
Options Purchased

Put Options            631,700  Hewlett-Packard Company, expiring June 2003 at USD 15              $       31,585      0.0%
Purchased

                                Total Options Purchased (Cost--$324,603)                                   31,585      0.0

                                Total Investments (Cost--$215,816,446)                                230,594,114    124.2
                                Short Sales (Proceeds--$3,497,007)***                                 (3,545,248)     (1.9)
                                Liabilities in Excess of Other Assets                                (41,441,916)    (22.3)
                                                                                                   --------------   -------
                                Net Assets                                                         $  185,606,950    100.0%
                                                                                                   ==============   =======


*For Trust compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Trust management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.
**Certain U.S. Government Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Trust.
***Covered Short Sales entered into as of May 31, 2003 were as follows:


Shares                              Issue                Value

78,400                       Symantec Corporation      $3,545,248

Total (Proceeds--$3,497,007)                           $3,545,248


++Non-income producing security.
(a)Represents ownership in the Nasdaq-100 Trust, a registered unit investment trust. The investment objective of the Nasdaq-100 Trust is to provide investment results that generally correspond to the price performance and dividend yield of the component stocks of the Nasdaq-100 Index.
(b)Represents ownership in the SPDR Trust, a registered unit investment trust. The investment objective of the SPDR Trust is to provide investment results that generally correspond to the price and yield performance of the component stocks of the S&P 500 Index.
(c)Investments in companies considered to be an affiliate of the Trust (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:


                                                        Dividend/
                                              Net        Interest
Affiliate                                   Activity      Income

Merrill Lynch Liquidity Series,
LLC Cash Sweep Series I                   $ 6,723,028    $51,165
Merrill Lynch Liquidity Series,
LLC Money Market Series                   $28,501,785    $16,659
Merrill Lynch Premier Institutional Fund   15,347,115    $12,507


(d)Security was purchased with the cash proceeds from securities loans.

See Notes to Financial Statements.



Merrill Lynch Focus Twenty Fund, Inc., May 31, 2003



FINANCIAL INFORMATION

Statement of Assets and Liabilities                                                               Master Focus Twenty Trust

                  As of May 31, 2003
Assets:           Investments, at value (including securities loaned of $43,262,908)
                  (identified cost--$215,491,843)                                                            $  230,562,529
                  Options purchased, at value (cost--$324,603)                                                       31,585
                  Cash on deposit for short sales                                                                   225,000
                  Receivables:
                     Securities sold                                                        $    7,904,864
                     Contributions                                                                 232,598
                     Dividends                                                                      38,932
                     Interest                                                                       10,362
                     Securities lending--net                                                         8,693        8,195,449
                                                                                            --------------
                  Prepaid expenses                                                                                    2,607
                                                                                                             --------------
                  Total assets                                                                                  239,017,170
                                                                                                             --------------

Liabilities:      Common Stock sold short, at value (proceeds $3,497,007)                                         3,545,248
                  Collateral on securities loaned, at value                                                      43,848,900
                  Payables:
                     Securities purchased                                                        5,236,870
                     Withdrawals                                                                   661,403
                     Investment adviser                                                             82,355
                     Other affiliates                                                                1,631        5,982,259
                                                                                            --------------
                  Accrued expenses and other liabilities                                                             33,813
                                                                                                             --------------
                  Total liabilities                                                                              53,410,220
                                                                                                             --------------

Net Assets:       Net assets                                                                                 $  185,606,950
                                                                                                             ==============

Net Assets        Investors' capital                                                                         $  170,877,523
Consist of:       Unrealized appreciation on investments                                                         14,729,427
                                                                                                             --------------
                  Net assets                                                                                 $  185,606,950
                                                                                                             ==============

See Notes to Financial Statements.



Merrill Lynch Focus Twenty Fund, Inc., May 31, 2003


FINANCIAL INFORMATION (continued)


Statement of Operations                                                                           Master Focus Twenty Trust

                  For the Six Months Ended May 31, 2003
Investment        Dividends (net of $24,566 foreign withholding tax)                                         $      496,278
Income:           Interest                                                                                           53,765
                  Securities lending--net                                                                            29,166
                                                                                                             --------------
                  Total income                                                                                      579,209
                                                                                                             --------------

Expenses:         Investment advisory fees                                                  $      523,100
                  Accounting services                                                               67,047
                  Professional fees                                                                 18,868
                  Trustees' fees and expenses                                                       18,713
                  Custodian fees                                                                    15,903
                  Pricing fees                                                                         529
                  Printing and shareholder reports                                                     122
                  Other                                                                              6,243
                                                                                            --------------
                  Total expenses                                                                                    650,525
                                                                                                             --------------
                  Investment loss--net                                                                             (71,316)
                                                                                                             --------------

Realized &        Realized gain on investments--net                                                              14,380,923
Unrealized        Change in unrealized appreciation on investments--net                                         (1,344,115)
Gain (Loss) on                                                                                               --------------
Investments--Net: Total realized and unrealized gain on investments--net                                         13,036,808
                                                                                                             --------------
                  Net Increase in Net Assets Resulting from Operations                                       $   12,965,492
                                                                                                             ==============


See Notes to Financial Statements.



Merrill Lynch Focus Twenty Fund, Inc., May 31, 2003


FINANCIAL INFORMATION (concluded)


Statements of Changes in Net Assets                                                               Master Focus Twenty Trust

                                                                                               For the Six       For the
                                                                                               Months Ended     Year Ended
                                                                                                 May 31,       November 30,
Increase (Decrease) in Net Assets:                                                                 2003            2002
Operations:       Investment loss--net                                                      $     (71,316)    $ (1,393,104)
                  Realized gain (loss) on investments--net                                      14,380,923    (154,513,735)
                  Change in unrealized appreciation/depreciation on investments--net           (1,344,115)       21,047,177
                                                                                            --------------   --------------
                  Net increase (decrease) in net assets resulting from operations               12,965,492    (134,859,662)
                                                                                            --------------   --------------

Capital           Proceeds from contributions                                                    8,102,767        5,360,875
Transactions:     Fair value of withdrawals                                                   (33,867,121)    (102,048,536)
                                                                                            --------------   --------------
                  Net decrease in net assets derived from capital transactions                (25,764,354)     (96,687,661)
                                                                                            --------------   --------------

Net Assets:       Total decrease in net assets                                                (12,798,862)    (231,547,323)
                  Beginning of period                                                          198,405,812      429,953,135
                                                                                            --------------   --------------
                  End of period                                                             $  185,606,950   $  198,405,812
                                                                                            ==============   ==============


See Notes to Financial Statements.



Financial Highlights                                                                              Master Focus Twenty Trust

                                                                         For the Six          For the           For the
                                                                            Months              Year             Period
                                                                            Ended              Ended        Mar. 20, 2000++
The following ratios have been derived from                                May 31,          November 30,      to Nov. 30,
information provided in the financial statements.                            2003         2002         2001        2000
Total Investment                                                            8.29%+++     (34.70%)           --           --
Return:**                                                                 ==========   ==========   ==========   ==========

Ratios to           Expenses                                                   .75%*         .75%         .68%        .90%*
Average                                                                   ==========   ==========   ==========   ==========
Net Assets:         Investment loss--net                                     (.08%)*       (.49%)       (.25%)      (.33%)*
                                                                          ==========   ==========   ==========   ==========

Supplemental        Net assets, end of period (in thousands)              $  185,607   $  198,406   $  429,953   $1,188,715
Data:                                                                     ==========   ==========   ==========   ==========
                    Portfolio turnover                                       137.75%      275.69%      137.66%       62.85%
                                                                          ==========   ==========   ==========   ==========

*Annualized.
**Total return is required to be disclosed for fiscal years beginning after December 15, 2000.
++Commencement of operations.
+++Aggregate total investment return.

See Notes to Financial Statements.



Merrill Lynch Focus Twenty Fund, Inc., May 31, 2003


NOTES TO FINANCIAL STATEMENTS


Master Focus Twenty Trust


1. Significant Accounting Policies:
Master Focus Twenty Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, and is organized as a Delaware business trust. The Declaration of Trust permits the Trustees to issue nontransferable interest in the Trust, subject to certain limitations. The Trust's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Trust.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges or Nasdaq National are valued at the last sale price or official closing price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not available are valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees. Occasionally, events affecting the values of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the market on which such securities trade) and the close of business on the NYSE. If events (for example, company announcement, natural disasters, market volatility) occur during such periods that are expected to materially affect the value for such securities, those securities may be valued at their fair market value as determined in good faith by the Trust's Board of Trustees or by the investment adviser using a pricing service and/or procedures approved by the Board of Trustees of the Trust.

(b) Derivative financial instruments--The Trust may engage in various portfolio investment strategies both to increase the return of the Trust and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Trust may purchase or sell financial futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date at a specific price or yield. Upon entering into a contract, the Trust deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Trust agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Trust as unrealized gains or losses. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Trust is authorized to purchase and write call and put options. When the Trust writes an option, an amount equal to the premium received by the Trust is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Trust enters into a closing transaction), the Trust realizes a gain or loss on the option to the extent of the premiums received or paid (or a gain or loss to the extent that the cost of the closing transaction exceeds the premium paid or received).



Merrill Lynch Focus Twenty Fund, Inc., May 31, 2003


NOTES TO FINANCIAL STATEMENTS (continued)


Master Focus Twenty Trust


Written and purchased options are non-income producing investments.

* Forward foreign exchange contracts--The Trust is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Trust as an unrealized gain or loss. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

* Foreign currency options and futures--The Trust may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Trust, sold by the Trust but not yet delivered, or committed or anticipated to be purchased by the Trust.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--The Trust is classified as a partnership for Federal income tax purposes. As such, each investor in the Trust is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Trust. Therefore, no Federal income tax provision is required. It is intended that the Trust's assets will be managed so an investor in the Trust can satisfy the requirements of subchapter M of the Internal Revenue Code.

(e) Security transactions and investment income--Security transactions are accounted for on the date the securities are purchased or sold (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Trust has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(f) Short sales--When the Trust engages in a short sale, an amount equal to the proceeds received by the Trust is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the market value of the short sale. The Trust maintains a segregated account of securities as collateral for the short sales. The Trust is exposed to market risk based on the amount, if any, that the market value of the stock exceeds the market value of the securities in the segregated account. The Trust is required to repay the counterparty any dividends or interest received on the security sold short.

(g) Securities lending--The Trust may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Trust and any additional required collateral is delivered to the Trust on the next business day. Where the Trust receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Trust typically receives the income on the loaned securities but does not receive income on the collateral. Where the Trust receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Trust may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Trust could experience delays and costs in gaining access to the collateral. The Trust also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.



Merrill Lynch Focus Twenty Fund, Inc., May 31, 2003


NOTES TO FINANCIAL STATEMENTS (continued)


Master Focus Twenty Trust


2. Investment Advisory Agreement and Transactions with Affiliates:
The Trust has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. FAM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of FAM, pursuant to which MLAM U.K. provides investment advisory services to FAM with respect to the Trust. There is no increase in the aggregate fees paid by the Trust for these services.

FAM is responsible for the management of the Trust's investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Trust. For such services, the Trust pays a monthly fee at an annual rate of .60% of the average daily value of the Trust's net assets.

The Trust has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., or its affiliates. As of May 31, 2003, the Trust lent securities with a value of $5,516,456 to MLPF&S or its affiliates. Pursuant to that order, the Trust also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Trust, invest cash collateral received by the Trust for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by FAM or its affiliates. For the six months ended May 31, 2003, MLIM, LLC received $12,043 in securities lending agent fees.

In addition, MLPF&S received $32,987 in commissions on the execution of portfolio security transactions for the Trust for the six months ended May 31, 2003.

For the six months ended May 31, 2003, the Trust reimbursed FAM
$2,355 for certain accounting services.

Certain officers and/or trustees of the Trust are officers and/or directors of FAM, PSI, MLAM U.K., and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended May 31, 2003 were $231,605,891 and $272,903,699, respectively.

Net realized gains for the six months ended May 31, 2003 and net unrealized gains (losses) as of May 31, 2003 were as follows:


                                     Realized          Unrealized
                                      Gains          Gains (Losses)

Long-term investments             $   14,372,166     $   15,070,727
Short-term investments                        --               (41)
Short sales                                8,757           (48,241)
Options purchased                             --          (293,018)
                                  --------------     --------------
Total investments                 $   14,380,923     $   14,729,427
                                  ==============     ==============


As of May 31, 2003, net unrealized appreciation for Federal income tax purposes aggregated $7,113,386, of which $14,182,893 related to appreciated securities and $7,069,507 related to depreciated securities. At May 31, 2003, the aggregate cost of investments for Federal income tax purposes was $223,480,728.



Merrill Lynch Focus Twenty Fund, Inc., May 31, 2003


NOTES TO FINANCIAL STATEMENTS (concluded)


Master Focus Twenty Trust


4. Short-Term Borrowings:
The Trust, along with certain other funds managed by FAM and its affiliates, is a party to a $500,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Trust may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Trust may borrow up to the maximum amount allowable under the Trust's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Trust pays a commitment fee of .09% per annum based on the Trust's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 29, 2002, the credit agreement was renewed for one year under the same terms, except that the total commitment was reduced from $1,000,000,000 to $500,000,000. The Trust did not borrow under the credit agreement during the six months ended May 31, 2003.




OFFICERS AND DIRECTORS/TRUSTEES


Terry K. Glenn, President and Director/Trustee
James H. Bodurtha, Director/Trustee
Joe Grills, Director/Trustee
Herbert I. London, Director/Trustee
Andre F. Perold, Director/Trustee
Roberta Cooper Ramo, Director/Trustee
Robert S. Salomon, Jr., Director/Trustee
Stephen B. Swensrud, Director/Trustee
Robert C. Doll, Jr., Senior Vice President
Michael S. Hahn, Vice President
Donald C. Burke, Vice President and Treasurer
Phillip S. Gillespie, Secretary



Custodian
The Bank of New York
100 Church Street
New York, NY 10286


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863




Item 2 - Did registrant adopt a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party? If not, why not? Briefly describe any amendments or waivers that occurred during the period. State here if code of ethics/amendments/waivers are on website and give website address-. State here if fund will send code of ethics to shareholders without charge upon request--N/A (annual requirement only and not required to be answered until the registrant's fiscal year-end on or after July 15, 2003)

Item 3 - Did the registrant's board of directors determine that the registrant either: (i) has at least one audit committee financial expert serving on its audit committee; or (ii) does not have an audit committee financial expert serving on its audit committee? If yes, disclose name of financial expert and whether he/she is "independent," (fund may, but is not required, to disclose name/independence of more than one financial expert) If no, explain why not. -N/A (annual requirement only and not required to be answered until the registrant's fiscal year-end on or after July 15,
2003)

Item 4 - Disclose annually only (not answered until December 15,
2003)

(a) Audit Fees - Disclose aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. N/A.

(b) Audit-Related Fees - Disclose aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(c) Tax Fees - Disclose aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.
Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(d) All Other Fees - Disclose aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs
(a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. N/A.

(e)(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. N/A.

(f) If greater than 50%, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees. N/A.

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant. N/A.

(h) Disclose whether the registrant's audit committee has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. N/A.

Item 5 - If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act, state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee in Section 3(a)(58)(B) of the Exchange Act, so state. N/A

If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act regarding an exemption from the listing standards for audit committees. N/A

(Listed issuers must be in compliance with the new listing rules by the earlier of their first annual shareholders meeting after January 2004, or October 31, 2004 (annual requirement))

Item 6 - Reserved

Item 7 - For closed-end funds that contain voting securities in their portfolio, describe the policies and procedures that it uses to determine how to vote proxies relating to those portfolio securities. N/A

Item 8--Reserved

Item 9(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

Item 9(b)--There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 - Exhibits

10(a) - Attach code of ethics or amendments/waivers, unless code of ethics or amendments/waivers is on website or offered to shareholders upon request without charge. N/A.

10(b) - Attach certifications pursuant to Section 302 of the Sarbanes-Oxley Act. Attached hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Merrill Lynch Focus Twenty Fund, Inc.


By:    _/s/ Terry K. Glenn_______
       Terry K. Glenn,
       President of
       Merrill Lynch Focus Twenty Fund, Inc.


Date: July 23, 2003


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    _/s/ Terry K. Glenn________
       Terry K. Glenn,
       President of
       Merrill Lynch Focus Twenty Fund, Inc.


Date: July 23, 2003


By:    _/s/ Donald C. Burke________
       Donald C. Burke,
       Chief Financial Officer of
       Merrill Lynch Focus Twenty Fund, Inc.


Date: July 23, 2003



Attached hereto as a furnished exhibit are the certifications pursuant to Section 906 of the Sarbanes-Oxley Act.